                                                                   EXHIBIT 10.13


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                           EXCHANGE APPLICATIONS, INC.

                            (a Delaware corporation)













                            ------------------------

                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                            ------------------------








                                DECEMBER 4, 1997

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         SCHEDULES:

         Schedule I   -   Stockholders
         Schedule II  -   Directors



         EXHIBITS:

         Exhibit A    -   Amended and Restated Certificate
                            of Incorporation

         Exhibit B    -   Business Plan
         Exhibit C    -   By-Laws
         Exhibit D    -   Joinder Agreement
         Exhibit E    -   Consent and Agreement of Spouse

                                             AMENDED AND RESTATED STOCKHOLDERS
                                   AGREEMENT dated as of December 4, 1997, among EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "CORPORATION"), and the STOCKHOLDERS (as defined below).


         Attached hereto as EXHIBIT A is a copy of the Amended and Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of the State of Delaware. It is deemed to be in the best interest of the Corporation and the Stockholders that provision be made for the continuity and stability of the business and policies of the Corporation and its Subsidiaries (as defined below), as the same may exist from time to time (each, an "OPERATING COMPANY"), and, to that end, the Corporation and the Stockholders desire to set forth their agreement with respect to the shares of capital stock of the Corporation owned by them.

         ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS; RULES OF CONSTRUCTION.

         (a) DEFINITIONS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "ACCEPTED SECURITIES" has the meaning ascribed to it in SECTION 4(B). "AFFILIATE" means, with respect to any Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a director, officer or partner of such Person) and (c) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purpose of the above definition, the term "CONTROL" (including, with correlative meaning, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means this Stockholders Agreement.

         "ANNUAL OPERATING BUDGET" has the meaning ascribed to it in the Securities Purchase Agreement.

         "APPLICABLE LAW" means with respect to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to such Person or any of such Person's assets or property or to which such Person or any of its assets or property is subject, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

         "ASSET SALE" means any sale, transfer, lease or other disposition of all or any substantial part of the assets, properties or rights of the Corporation or any of its Subsidiaries; PROVIDED, HOWEVER, that the term "ASSET SALE" shall not include any sale, transfer, license, lease or other disposition that (i) is in the ordinary course of business or (ii) is of worn-out or obsolete assets or properties.

         "BOARD" and "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks are not required to be open in New York, New York or Boston, Massachusetts.

         "BUSINESS PLAN" means the business plan for the Corporation and its Subsidiaries (if any) delivered to the Insight Stockholders and the Insight II Stockholders on or prior to the date hereof, a copy of which is attached hereto as EXHIBIT B, which Business Plan has been material to the Insight Stockholders and Insight II Stockholders in their respective decisions to enter into this Agreement and the Related Agreements to which they are parties.

         "BY-LAWS" means the By-Laws of the Corporation as amended, modified, supplemented and restated and in effect from time to time. The By-Laws of the Corporation as in effect on the date hereof are attached hereto as EXHIBIT C and are hereby ratified, confirmed, adopted and approved by the Stockholders.

         "CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of Delaware on December __, 1997, a copy of which is attached as EXHIBIT A, as the same may hereafter be amended, modified, supplemented and restated and in effect from time to time.

         "COMMON STOCK" means the Common Stock, $.001 par value, of the Corporation.

         "COMMON STOCK EQUIVALENT" means (i) a share of Common Stock or (ii) the right to acquire, whether or not immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.



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         "COMPETING TRANSFEREE" has the meaning ascribed to it in
SECTION 3(a)(v).

         "CORPORATION" has the meaning ascribed to it in the caption to this Agreement.

         "CO-SALE NOTICE" has the meaning ascribed to it in SECTION 3(c)(ii).

         "CO-SALE PERCENTAGE" has the meaning ascribed to it in
SECTION 3(c)(iv).

         "CYRK" means CYRK, Inc., a Delaware corporation.

         "EXCLUDED SECURITIES" means any of the following Securities:

               (i) shares of Common Stock or options to purchase shares of Common Stock which may after March 18, 1997 be issued to employees, officers and directors of, and consultants to, the Corporation or any of its Subsidiaries, in each case upon the approval of the Compensation Committee specified in SECTION 2(F) or pursuant to a commitment made by the Corporation prior to March 18, 1997 reasonably documented in writing, not exceeding 2,156,388 shares of Common Stock on a Common Stock Equivalent basis in the aggregate (as adjusted to reflect any stock dividend or distribution, stock split, reverse stock split or combination or other similar PRO RATA recapitalization event affecting the Common Stock and as increased by any such shares repurchased by the Corporation at cost or any such options terminated upon any such employees, officers or directors ceasing to be employees, officers or directors of the Corporation, respectively);

               (ii) Securities issued by the Corporation upon the conversion of any shares of Series B Preferred Stock, Series C Preferred Stock, or the exercise of any Common Stock Equivalents;

               (iii) Securities issued by the Corporation to give effect to any stock dividend or distribution, stock split, reverse stock split or combination or other similar PRO RATA recapitalization event affecting any class or series of the Corporation's capital stock;

               (iv) shares of Common Stock issued by the Corporation in a Public Offering; and

               (v) shares of Common Stock issued by the Corporation as consideration for the purchase or acquisition of the



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

         assets or Securities of another Person relating to a business concern other than the Corporation.

         "FELDMAN" means Michael J. Feldman, a stockholder of the Corporation.

         "FIRST OFFER" has the meaning ascribed to it in SECTION 4(a).

         "FIRST OFFER ACCEPTANCE NOTICE" has the meaning ascribed to it in
SECTION 4(b).

         "FIRST OFFER NOTICE" has the meaning ascribed to it in SECTION 4(a).

         "FIRST OFFER PERIOD" has the meaning ascribed to it in SECTION 4(a).

         "FRAWLEY" means Andrew J. Frawley, a stockholder of the Corporation.

         "FUNDAMENTAL DOCUMENTS" means the documents by which any Person (other than a natural Person) establishes its legal existence or which govern its internal affairs. The "FUNDAMENTAL DOCUMENTS" of the Corporation are the Certificate of Incorporation and the By-Laws.

         "GAAP" means United States generally accepted accounting principles, consistently applied.

         "GOVERNMENTAL AUTHORITY" means any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

         "GPLP" means Grant & Partners Limited Partnership, a Delaware limited partnership.

         "GROUP" means, with respect to any Person, (i) such Person, (ii) any of such Person's stockholders, limited or general partners or members, (iii) any corporation or other business organization to which such Person shall sell or transfer all or substantially all of its assets or with which it shall be merged and (iv) any Affiliate of such Person. For purposes of this Agreement, GPLP and CYRK shall be deemed members of each other's Group, the Insight Stockholders shall be deemed members of each other's Group, and the Insight II Stockholders shall be deemed members of each others Group.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all



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obligations of such Person with respect to deposits or advances of any kind not occurring in the ordinary course of business, (c) all obligations of such Person evidenced by (or which customarily would be evidenced by) bonds, debentures, notes or similar instruments, (d) all reimbursement obligations of such Person with respect to letters of credit and similar instruments, (e) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (f) all obligations of such Person incurred, issued or assumed for the deferred purchase price of property or services, other than accounts payable incurred and paid on terms customary in the business of such Person, (g) all obligations secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other encumbrance on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (h) all obligations of such Person under forward sales, futures, options and other similar hedging arrangements, (i) all obligations of such Person to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered, (j) all obligations, contingent or otherwise, of such Person to guarantee or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, and (k) all obligations of such Person under any lease of any property (whether real, personal or mixed) by such Person which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

         "INITIAL PUBLIC OFFERING" means the initial Public Offering of the Common Stock, registered pursuant to the Securities Act.

         "INSIGHT" means Insight Venture Partners I, L.P., a Delaware limited partnership.

         "INSIGHT II" means Insight Capital Partners II, L.P., a Delaware limited partnership

         "INSIGHT STOCKHOLDERS" means Insight and Wexford.

         "INSIGHT II STOCKHOLDERS" means Insight II and Wexford.

         "JOINDER AGREEMENT" has the meaning ascribed to it in SECTION 3(a)(ii).

         "NOTICE OF OFFER" has the meaning ascribed to it in SECTION 3(b)(i).



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         "OFFER" has the meaning ascribed to it in SECTION 3(b)(i).

         "OFFER PERCENTAGE" has the meaning ascribed to it in SECTION 3(b)(i).

         "OFFER PERIOD" has the meaning ascribed to it in SECTION 3(b)(i).

         "OFFERED SECURITIES" has the meaning ascribed to it in SECTION 4(a).

         "OFFEREES" has the meaning ascribed to it in SECTION 3(b)(i).

         "OFFEROR" has the meaning ascribed to it in SECTION 3(b)(i).

         "OPERATING COMPANY" has the meaning ascribed to it in the preamble of this Agreement and shall include any of the Corporation and any Subsidiary of the Corporation.

         "OTHER STOCKHOLDERS" has the meaning ascribed to it in
SECTION 3(c)(ii).

         "PERMITTED DESIGNEES" has the meaning ascribed to it in SECTION 4(b).

         "PERMITTED TRANSFER" has the meaning ascribed to it in
SECTION 3(a)(iv).

         "PERMITTED TRANSFEREE" of any Person means another Person acquiring Securities from such Person in a Permitted Transfer.

         "PERSON" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "PREFERRED STOCK" means (i) the Series A Stock, (ii) the Series B Stock, (iii) the Series C Stock, and (iv) each other series of the Corporation's Preferred Stock, $.001 par value (if any).

         "PUBLIC OFFERING" means a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of Common Stock to be issued as consideration in connection with a business acquisition or an offering of Common Stock issuable pursuant to an employee benefit plan.



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         "PUBLIC SALE" means any sale, occurring simultaneously with or after the consummation of the Initial Public Offering, of Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker (pursuant to the provisions of Rule 144 or otherwise).

         "REFUSED SECURITIES" has the meaning ascribed to it in SECTION 4(b).

         "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement dated as of the date hereof entered into simultaneously with the execution and delivery of this Agreement among the Corporation and the Investors named therein.

         "REQUISITE COMMON STOCKHOLDERS" means those Stockholders (other than holders of Preferred Stock) which or who hold in the aggregate in excess of 50% of all of the shares of Common Stock held by all Stockholders.

         "REQUISITE SERIES B STOCKHOLDERS" means those Stockholders which or who hold in the aggregate in excess of 50% of all of the shares of Series B Stock held by all Stockholders.

         "REQUISITE SERIES C STOCKHOLDERS" means those Stockholders which or who hold in the aggregate in excess of 50% of all of the shares of Series C Stock held by all Stockholders.

         "REQUISITE STOCKHOLDERS" means those Stockholders which or who hold in the aggregate in excess of 50% of all of the Common Stock Equivalents held by all Stockholders.

         "RESTRICTED PAYMENT" has the meaning ascribed to it in
SECTION 2(i)(ii).

         "RESTRICTED SECURITIES" shall mean all Securities of the Corporation which have not theretofore been Transferred in a Public Sale.

         "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

         "SALE OF THE CORPORATION" means (i) the sale of all or substantially all of the Corporation's assets to any Person which or who is not a wholly owned Subsidiary of the Corporation, (ii) the sale or transfer (or a series of related sales or transfers) of the outstanding capital stock of the Corporation to one or more Persons, or (iii) the merger or consolidation of the Corporation with or into another Person (each, a "TRANSACTION"), in the case of CLAUSES (II) and
(III) above under circumstances in which the holders of a majority in voting power of the



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outstanding capital stock of the Corporation, immediately prior to the
Transaction, own less than a majority in voting power of the outstanding capital stock of the Corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such Transaction. A sale (or multiple related sales) of one or more Subsidiaries of the Corporation (whether by way of merger, consolidation, reorganization or sale of all or substantially all assets or Securities) which constitutes all or substantially all of the consolidated assets of the Corporation and its Subsidiaries to a Person (other than the Corporation or a wholly owned Subsidiary thereof) shall be deemed a Sale of the Corporation.

         "SECURITIES" means, with respect to any Person, such Person's "SECURITIES" as defined in Section 2(1) of the Securities Act and includes, without limitation, such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Stockholder shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "SECURITIES AND EXCHANGE COMMISSION" means the Securities and Exchange Commission or any governmental body or agency succeeding to the functions thereof.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of the March 18, 1997 among the Corporation, the Insight Stockholders and certain other parties.

         "SECURITIES PURCHASE AGREEMENT II" means the Securities Purchase Agreement dated as of the date hereof entered into simultaneously with the execution and delivery of this Agreement among the Corporation and the Insight II Stockholders.

         "SERIES A STOCK" means the Corporation's Series A Preferred Stock, $.001 par value.

         "SERIES B STOCK" means the Corporation's Series B Convertible Preferred Stock, $.001 par value.

         "SERIES C STOCK" means the Corporation's Series C Convertible Preferred Stock $.001 par value.



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         "SHARES" means any shares or other units of Stock issued by the
Corporation and purchased or otherwise acquired by any Stockholder. As to any particular Securities constituting Shares, such Securities will cease to be Shares for all purposes of this Agreement when they (a) have been transferred in a Public Sale or (b) cease to be outstanding.

         "SPOUSAL CONSENT" has the meaning ascribed to it in SECTION 13.

         "STOCK" means all Common Stock Equivalents and other capital stock or equity Securities (including derivative Securities therefor) of the Corporation.

         "STOCKHOLDERS" means the Persons holding Stock set forth on SCHEDULE I hereto, as the same may hereafter be amended, modified, supplemented and restated, in their capacities as holders of Stock, for so long as they hold Stock, and any Person which or who hereafter becomes a party to this Agreement as a Stockholder pursuant to a Joinder Agreement executed and delivered pursuant to SECTION 3(a).

         "SUBSIDIARY" means, with respect to any other Person, any Person (i) whose shares of stock or other Securities having a majority of the general voting power in electing the board of directors or equivalent governing body (excluding shares or other Securities entitled to vote only upon the failure to pay dividends thereon or other contingencies) are, at the time as of which any determination is being made, owned by such other Person either directly or indirectly through one or more other Persons constituting Subsidiaries of such other Person or (ii) more than a 50% interest in the profits or capital of whom is, at the time as of which any determination is being made, owned by such other Person either directly or indirectly through one or more other Persons constituting Subsidiaries of such other Person.

         "TAG-ALONG NOTICE" has the meaning ascribed to it in SECTION 3(c)(iii).

         "TRANSFER" shall be construed broadly and shall include any transfer (whether voluntary, involuntary or by operation of law) of Securities of the Corporation or any interest therein, including, without limitation, by way of issuance, sale, participation, gift, bequeath, intestate transfer, division of marital or community property, distribution, liquidation, merger or consolidation, in each case whether voluntary or involuntary or by operation of law or otherwise. "TRANSFEROR" means a Person Transferring Securities, and "TRANSFEREE" means a Person acquiring Securities through a Transfer.

         "TRANSFERRING STOCKHOLDER" has the meaning ascribed to it in
SECTION 3(c)(ii).



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         "WEXFORD" means Wexford Insight LLC, a Delaware limited liability company.

         (b) RULES OF CONSTRUCTION. The use in this Agreement of the term "INCLUDING" means "INCLUDING, WITHOUT LIMITATION." The words "HEREIN", "HEREOF", "HEREUNDER" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         2. BOARD OF DIRECTORS

         (a) NUMBER OF DIRECTORS; COMPENSATION COMMITTEE. Each Stockholder shall from time to time take such action, in its or his capacity as a stockholder of the Corporation and including the voting, in person or by proxy, of the Securities issued by the Corporation and owned or controlled by such Stockholder and entitled to vote, as may be necessary (i) to cause the number of Directors constituting the Board to be six (6) or seven (7), as provided in
SECTION 2(b) below, (ii) to cause the election or appointment to the Board as Directors of the nominees specified in SECTION 2(b) below, each of whom shall have one vote, and (iii) to ensure that the Corporation maintains a Compensation Committee of the Board consisting of three members, each of whom shall have one vote, one of whom shall be the Director nominated pursuant to SECTION 2(b)(i) below, one of whom shall be a Director nominated pursuant to SECTION 2(b)(iii) below, and one of whom shall be the Director nominated pursuant to SECTION 2(b)(iv) below.

         (b) ELECTION OF DIRECTORS. Each Stockholder, in its or his capacity as a stockholder of the Corporation, shall, promptly after the execution of this Agreement and at any time and from time to time thereafter that Directors of the Corporation are to be elected, vote, in person or by proxy, all of the Securities issued by the Corporation and owned or controlled by such Stockholder and entitled to vote at any annual or special meeting



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

of the stockholders of the Corporation called for the purpose of voting on the election of directors, or to execute a written consent in lieu thereof, and take all such other action as may be necessary to provide for the election of the Directors nominated as follows:

               (i)   one Person nominated by Frawley's Group of Stockholders;

               (ii)  one Person nominated by Feldman's Group of Stockholders;

               (iii) two Persons nominated by Insight and Insight II;

               (iv)  one Person nominated by CYRK; and

               (v) if Frawley ceases to be employed by the Corporation as its Chief Executive Officer, one Person (who shall be an employee of the Corporation) nominated by the Board in its sole discretion, who shall have first been proposed by the senior management of the Corporation to serve as a Director of the Corporation; and

               (vi) Dean Goodermote, nominated by the Board of Directors on _______, 1998.

         At such time as Frawley's, Feldman's, the Insight Stockholders', Insight II Stockholders or CYRK's and GPLP's Group collectively owns, beneficially and of record, less than (x)(A) in the case of Frawley's or Feldman's Group, 50% of the Common Stock Equivalents held by Frawley or Feldman on March 18, 1997 (after giving effect to the transactions contemplated by the Securities Purchase Agreement), (B) in the case of the Insight Stockholders' Group, 50% of the Common Stock Equivalents purchased by the Insight Stockholders pursuant to the Securities Purchase Agreement, and in the case of the Insight II Stockholders' Group, 50% of the Common Stock purchased by the Insight II Stockholders pursuant to the Securities Purchase Agreement II, and (C) in the case of CYRK's and GPLP's Group, 50% of the shares of Common Stock acquired by GPLP upon GPLP's conversion of the Old Preferred Stock (as defined in the Securities Purchase Agreement) or (y) 3% of all outstanding Common Stock Equivalents at such time, the provisions of this SECTION 2(B), as they relate to the nomination by such Stockholder or by such Stockholder's Group of one or more Persons as Directors of the Corporation, shall terminate automatically and be of no further force and effect.

         The execution and delivery of this Agreement by those Stockholders entitled to vote for the election of Directors of the Corporation constitutes such Stockholders' approval, by written consent pursuant to Section 228 of the Delaware General Corporation Law, of the election as the Directors of the Corporation of the nominees set forth on SCHEDULE II hereto.



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

         No Person shall be nominated as a Director if such Person is, or as a Director would cause the Corporation to be, disqualified under Rule 262 of the Securities Act, unless such nomination is approved by the Requisite Stockholders.

         (c)   REMOVAL OF DIRECTORS.

               (i) At all times, any Stockholder or Group of Stockholders having the right to nominate a Director pursuant to this Agreement shall have the right to require the removal, with or without cause, of such Director.

               (ii) In the event that any Stockholder or Group of Stockholders acting as described in SECTION 2(C)(I) above shall, in accordance with its or his rights specified therein, require the removal of any Director or Directors with respect to whom it or he has such right, then each of the other Stockholders hereby agrees to join with such acting Stockholder in recommending such removal as described above, and in causing the Corporation either to promptly hold a special meeting of its stockholders and to vote, in person or by proxy, all of its Securities issued by the Corporation and entitled to vote at such meeting or to execute a written consent in lieu thereof, as the case may be, in favor of such removal.

         (d) VACANCIES. If a vacancy is created on the Board by reason of the death, removal (in accordance with SECTION 2(c) above) or resignation of any Director nominated by a Stockholder, Group of Stockholders or the Board pursuant to SECTION 2(b) above, each of the Stockholders shall, in its or his capacity as a stockholder of the Corporation, vote, in person or by proxy all of the Securities issued by the Corporation and owned or controlled by such Stockholder and entitled to vote at any annual or special meeting of the stockholders of the Corporation called for the purpose of voting on the election of Directors, or to execute a written consent in lieu thereof, and take all such other action as may be necessary, to elect, a Person to fill such vacancy who is nominated by the Stockholder, Group of Stockholders or the Board entitled to make such nomination. Such election shall occur upon the earlier of the first meeting of the Board of Directors, or the next presentation of a written consent of Directors in lieu of a meeting, after such vacancy occurs. In the event the remaining Directors fail to select a Director to fill any such vacancy within such period or in the event such Directors fill such vacancy other than in accordance with the nomination and selection procedures set forth in
SECTION 2(b) above, each Stockholder shall, in its or his capacity as a stockholder of the Corporation, use its or his reasonable efforts to cause the Corporation either to promptly hold a special meeting of stockholders or to execute a written consent in lieu thereof and vote all of its or his Securities issued by the Corporation and entitled to vote at such meeting, in person or by proxy, or pursuant to such written consent of stockholders, in favor of the Person or Persons nominated and selected in accordance with SECTION 2(b) above to fill such vacancy and, if necessary, in favor of removing any Director elected to fill such vacancy other than in accordance with the nomination and selection procedures of SECTION 2(b) above.

         (e) MEETINGS. The Corporation shall convene meetings of the Board at least once every calendar quarter. Upon any failure by the Corporation to convene any meeting required by this SECTION 2(e), the Requisite Series B Stockholders or Requisite Series C Stockholders may request that a meeting be convened, and if a meeting is not promptly convened, the Requisite Series B Stockholders or Requisite Series C Stockholders may convene such meeting upon giving the notice provided for in the By-Laws.

         (f) COMPENSATION COMMITTEE. The Corporation shall establish and maintain the Compensation Committee and such Compensation Committee shall be responsible for approving (i) all future stock sales, stock option grants, bonuses, salary adjustments and payments or other contractual arrangements entered into by any Operating Company with any employee of the Corporation or any of its Subsidiaries or any Affiliates of such employee and (ii) all repurchases at other than cost of shares of Common Stock (whether vested or otherwise) previously issued by the Corporation to any of the Persons described in CLAUSE (i).

         (g) SUBSIDIARIES. The Corporation shall use its best efforts, in its capacity as a stockholder, partner or member of each of its Subsidiaries, to cause the composition of the board of directors or equivalent governing body of such Subsidiary to be identical, or as nearly identical as possible, to the composition of the Board.

         (h) EXPENSES. The Corporation shall pay such reasonable and customary fees to compensate the Directors for serving as Directors of the Corporation as the Board may from time to time approve and shall pay or reimburse each member of the Board for the reasonable out-of-pocket expenses incurred by such member in connection with attending the meetings of the Board and any committees thereof.

         (i) NEGATIVE COVENANTS. The Corporation shall not, and shall cause its Subsidiaries not to, take any of the following actions or permit to occur or exist any of the following events or conditions, without first obtaining the approval of such action, event or condition by (x) the Board at a meeting duly called for such purpose or by unanimous written consent and (y) at least one of the Directors nominated by Insight and Insight II pursuant to SECTION 2(b)(iii):

               (i) issue any equity or equity-linked Security (including, but not limited to, Common Stock Equivalents and nonconvertible Preferred Stock), unless (A) such Security is issued to the Corporation or a wholly owned Subsidiary of the Corporation or (B) such Security is an Excluded Security;

               (ii) declare or pay any dividends or make any other distribution on or in respect of its capital stock or other ownership interests, whether in cash, property, securities or a combination thereof, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, any shares of any class of its capital stock or set apart any sum for the aforesaid purposes (any such dividend, distribution, redemption, purchase, retirement or acquisition being referred to herein as a "RESTRICTED PAYMENT"); PROVIDED, HOWEVER, that (x) the Corporation may make the Restricted Payments specified in SECTIONS 2(b), 3, 4, 4(a), and 5(b) of the Certificate of Incorporation, (y) upon the approval of the Compensation Committee (including the approval of the member thereof nominated by Insight and Insight II as a Director pursuant to SECTION 2(b)(iii) above), the Corporation may repurchase at cost any shares of Common Stock (whether vested or otherwise) previously issued by the Corporation to any of the Persons described in SECTION 2(f)(i) above, and (z) the Operating Companies may make Restricted Payments to other Operating Companies wholly owned by the Corporation (whether directly or indirectly);

               (iii)  effect any Asset Sale;

               (iv)   effect a Sale of the Corporation;

               (v) purchase or acquire (whether by way of merger, consolidation, operation of law or otherwise) all or a significant portion of the assets or Securities of another Person in one or a series of transactions involving aggregate consideration therefor in excess of $1,000,000;

               (vi) make any expenditure or series of expenditures in a fiscal year which are not specified in the Annual Operating Budget for such fiscal year and which in the aggregate are in excess of $500,000 for such fiscal year;

               (vii) appoint, retain or change auditors; PROVIDED, HOWEVER, that the auditors may be changed from Coopers & Lybrand L.L.P. to Arthur Andersen, LLP;

               (viii) make any change in (A) any accounting policy, principle, procedure or practice followed or (B) the method of applying any such policy, principle, procedure or practice, in each case other than by virtue of any change of auditors from Coopers & Lybrand L.L.P. to Arthur Andersen, LLP;

               (ix) pledge or hypothecate any assets, other than in respect of Indebtedness incurred (A) to a bank or other financial institution in respect of working capital financing or (B) otherwise in the ordinary course of business;

               (x) amend, alter or repeal of any of the provisions of the Fundamental Documents of the Operating Company, if such amendment, alteration or repeal would have a material adverse effect on the rights of the holders of any Preferred Stock;

               (xi) engage or prepare to engage in any business or line of business other than (A) the business of the Corporation and its Subsidiaries as set forth in the Business Plan or previously approved pursuant to this SECTION 2(i) or (B) businesses reasonably related thereto;

               (xii) enter into any dissolution, liquidation or winding up or file a petition or commence any proceeding under any bankruptcy, reorganization or insolvency law of any jurisdiction; or

               (xiii) enter into any agreement or commitment or otherwise become bound or obligated to do or perform any of the foregoing actions.

         The covenants of the Corporation set forth in this SECTION 2(i) shall terminate and be of no further force or effect if (i) the Group of Stockholders to which the Insight Stockholders belong at any time collectively owns, beneficially and of record, less than 50% of the then-outstanding Common Stock Equivalents purchased by the Insight Stockholders pursuant to the Securities Purchase Agreement; and (ii) the Group of Stockholders to which the Insight II Stockholders belong at any time collectively owns, beneficially and of record, less than 50% of the then-outstanding Common Stock Equivalents purchased by the Insight II Stockholders pursuant to the Securities Purchase Agreement II.

         3. TRANSFERS OF STOCK

         (a)   GENERAL; JOINDER AGREEMENT; ADDITIONAL SHARES.

               (i) Anything contained in any agreement, contract, instrument, commitment or similar document to which a Stockholder is a party or by which a Stockholder may be bound to the contrary notwithstanding, the provisions regarding Transfers of Stock contained in this SECTION 3 shall apply to all Stock now owned or hereafter acquired by a Stockholder, including, but not limited to, Stock acquired by reason of original issuance, dividend, distribution, exchange, conversion, and acquisitions of outstanding Stock from another Person, and such provisions shall apply to any Stock obtained by a Stockholder upon the exercise, exchange or conversion of any option, warrant or other derivative Security.

               (ii) No Stockholder shall Transfer any Stock to a Person not already a party to this Agreement as a Stockholder (other than a Transfer which constitutes a Public Sale), and the Corporation shall not be required to record any such Transfer on its books, unless and until such Person executes and delivers to the Corporation a joinder agreement in substantially the form attached hereto as EXHIBIT D (the "JOINDER AGREEMENT") and otherwise in form and substance reasonably acceptable to the Corporation pursuant to which such Person will thereupon become a party to, and be bound by and obligated to comply with the terms and provisions of, this Agreement and the Registration Rights Agreement.

               (iii) If any Stock is issued by the Corporation at any time during the term of this Agreement, the Corporation agrees that the proposed recipient of such Stock, if not already a Stockholder and as a condition to receiving such Stock, shall agree that, upon becoming the owner, beneficially and of record, at any time of at least 1% of all outstanding Common Stock Equivalents or any nonconvertible Preferred Stock with an aggregate original issuance price of at least $500,000, to become a party to, and be bound by the terms and provisions of, this Agreement as a Stockholder and such recipient shall execute and deliver a Joinder Agreement to the Corporation.

               (iv) Except for Permitted Transfers and Transfers in accordance with SECTIONS 3(b) and (c) below, no Transfer by a Stockholder of any Stock shall be valid, and the Corporation shall not (nor shall it be required to) record any such Transfer on its books. As used herein, a "PERMITTED TRANSFER" shall mean any Transfer of Stock by (A) any member of the Group to which Feldman belongs to any member of the Group to which Frawley belongs or (B) a Stockholder (v) to the spouse or lineal descendant of such Person (as applicable), (w) to any trust for the benefit of such Person or his spouse or lineal descendants, (x) to the estate of such Person, (y) to any member of the Group to which such Person belongs, or (z) to any other Person, all of whose outstanding Securities are held, beneficially and of record, by such Person and/or such Person's Permitted Transferees described in CLAUSES (v) through
         (y) of this sentence; PROVIDED, HOWEVER, that in each case such

         Permitted Transferee agrees to be bound by this Agreement and the Registration Rights Agreement in the same capacity and to the same extent as the Transferor.

               (v) Anything contained herein to the contrary notwithstanding, no Stockholder shall, without the prior written consent of the Board, Transfer any Securities of the Operating Company, or any interest therein, to any Person (a "COMPETING TRANSFEREE") which or who is directly or indirectly engaged in any business or activity that competes with the Operating Company, whether such engagement shall be as an employee, director, officer, consultant, partner, owner or other participant in any such business or activity; PROVIDED, HOWEVER, such Transfer shall not be prohibited by this SECTION 3(a)(v) if the proposed Competing Transferee is a member of the Group to which such Stockholder belongs and is a Competing Transferee by virtue of its investment in the Securities of other Competing Transferees.

               (vi)   Anything contained herein to the contrary notwithstanding,
         (i) any member of Feldman's Group may pledge Stock as collateral security to the Corporation for a bona fide obligation of Newco (as defined in the Securities Purchase Agreement) to the Corporation, pursuant to the Pledge Agreement (as defined in the Securities Purchase Agreement), and (ii) any Stockholder may pledge Stock for a bona fide obligation of such Stockholder or an Affiliate thereof to the proposed pledgee, but only if the proposed pledgee, as a condition to such Transfer, agrees to be bound by this Agreement and the Registration Rights Agreement in the same capacity and to the same extent as such Stockholder and such proposed pledgee executes and delivers a Joinder Agreement to the Corporation. Anything contained herein to the contrary notwithstanding, the provisions of SECTION 3(b) and (C) below shall not be applicable to the exercise by the Corporation of any of its rights and remedies as a secured creditor of Newco with respect to any Stock pledged by any member of Feldman's Group pursuant to the Pledge Agreement.

               (vii) Anything contained herein to the contrary notwithstanding, the provisions of this SECTION 3 shall not be applicable to the grant by Wexford to either Insight, Insight II, or an Affiliate thereof, of a proxy to vote or Transfer any Shares held by Wexford from time to time.

         (b)   RIGHT OF FIRST OFFER.

               (i) If at any time prior to the effective date of a registration statement relating to the Initial Public Offering, any Stockholder (the "OFFEROR") desires to Transfer any Shares (other than pursuant to a Permitted Transfer), such Offeror shall first simultaneously deliver to the Corporation and each other Stockholder a notice (the "NOTICE OF OFFER"), which shall be irrevocable for a period of 45 days after delivery thereof (the "OFFER PERIOD"), offering (the "OFFER") to the Corporation and the Stockholders other than the Offeror (the "OFFEREES") all of the Shares proposed to be Transferred by the Offeror at the purchase price and on the terms specified therein (which Notice of Offer shall include all relevant terms of the proposed Transfer). The Offeror shall also furnish to the Corporation and such other Stockholders such additional information relating to the Offer as they may reasonably request. The Corporation shall have the first right and option, for a period of 30 days after delivery of the Notice of Offer by the Offeror, to accept all or any portion of the Shares so offered at the purchase price and on the terms stated in the Notice of Offer. The Corporation shall, if it does not elect to purchase all of the offered Securities, immediately upon such election deliver notice thereof to the other Offerees. Each such Offeree shall have the right and option, for a period of 15 days after the expiration of the 30-day period provided above, (x) to accept all or any of its Offer Percentage of the Shares so offered and not accepted by the Company at the purchase price and on the terms stated in the Notice of Offer and (y) to offer, in any notice of acceptance, to purchase any Shares not accepted by the other Offerees, in which case the Shares not accepted by the other Offerees shall be deemed to be reofferred on the same terms and conditions from time to time during such 15-day period to and accepted by the Offerees which or who exercised their option under this CLAUSE (y), PRO RATA in accordance with their respective Offer Percentages (computed without including the Offerees which or who have not exercised their option to purchase Securities under this CLAUSE
         (y)), until all such Shares are fully subscribed or until all such Offerees have subscribed for all such offered Shares which they desire to purchase. As used herein, "OFFER PERCENTAGE" means, as to each Offeree, the fraction, expressed as a percentage, the numerator of which is the total number of Common Stock Equivalents held by such Offeree, and the denominator of which is the total number of Common Stock Equivalents held by all Offerees.

               (ii) Transfers of Shares under the terms of this SECTION 3(b) shall be made at the offices of the Corporation on a mutually satisfactory Business Day within 15 days after the expiration of the 45-day time period provided in SECTION 3(b)(i) above. Delivery of certificates or other instruments evidencing such Shares, duly endorsed for transfer, shall be made on such date against payment of the purchase price therefor.

               (iii) Nothing in this SECTION 3(b) shall preclude any Stockholder from engaging in discussions with any investment banker, potential Transferee of Shares or other Person with respect to a possible sale of Shares by such Stockholder to any of them, so long as the provisions of this SECTION 3(b) are complied with prior to the consummation of any Transfer to which this SECTION 3(b) applies.

               (iv) The Offeror may specify in the Notice of Offer that the Offer mentioned therein is conditioned upon receipt from the Corporation and the other Offerees, or any one of them, of notices of binding acceptance with respect to all Shares mentioned in such Notice of Offer.

         (c)   CO-SALE RIGHTS.

               (i)    If any shares of Common Stock, or Series B Stock or
         Series C Stock offered for sale pursuant to a Notice of Offer not accepted by any Offerees pursuant to SECTION 3(b) above but which are proposed by the Offeror to be Transferred to a third party represent, together with any other shares of any class or series being Transferred by other Stockholders in one or a series of Transfers relating to the proposed Transfer, in excess of 10% of all Common Stock Equivalents outstanding at such time, such Shares may be so Transferred by the Offeror only in accordance with the terms and conditions of this
         SECTION 3(c). The Transfer of any Shares proposed to be Transferred by the Offeror under circumstances other than those described in the foregoing sentence shall not be subject to the terms and conditions of this SECTION 3(c).

               (ii) During the 180-day period after the expiration of the Offer contained in the Notice of Offer, any proposed Transfer of Shares by the Offeror which is subject to the terms and conditions of this
         SECTION 3(c) shall be consummated only at a price and on such other terms and conditions not more favorable to such third party than those contained in such Notice of Offer. At least 30 days prior to the closing of any proposed Transfer of Shares by the Offeror (other than pursuant to a Permitted Transfer) which is subject to the terms and conditions of this SECTION 3(c), the Offeror (the "TRANSFERRING STOCKHOLDER") shall deliver a notice (the "CO-SALE NOTICE") to the other Stockholders (the "OTHER STOCKHOLDERS") offering such Other Stockholders the option to participate in such proposed Transfer. Such Co-Sale Notice shall specify in reasonable detail the identity of the prospective Transferee(s) and the terms and conditions of the Transfer.

               (iii) Any such Other Stockholder may, within 15 days of the receipt of a Co-Sale Notice, give notice (each, a "TAG-ALONG NOTICE") to the Transferring Stockholder that such Other Stockholder wishes to participate in such proposed Transfer and specifying the amount of Shares that such Other Stockholder desires to include in such proposed Transfer, which shall be of the same class or series of Shares as any of the Shares proposed to be transferred in the Co-Sale Notice. Any Share included in any Tag-Along Notice in accordance with this SECTION 3(b)(iii) shall be transferred upon the terms and conditions set forth in the Co-Sale Notice.

               (iv) If none of the Other Stockholders gives the Transferring Stockholder a timely Tag-Along Notice with respect to the Transfer proposed in the Co-Sale Notice, the Transferring Stockholder may thereafter transfer the Shares specified in the Co-Sale Notice on substantially the same terms and conditions set forth in the Co-Sale Notice. If one or more Other Stockholders give the Transferring Stockholder a timely Tag-Along Notice, then the Transferring Stockholder shall use all reasonable efforts to cause each prospective Transferee to agree to acquire all Shares identified in all Tag-Along Notices that are timely given to the Transferring Stockholder, upon the same terms and conditions. If such prospective Transferee is unwilling or unable to acquire all Shares proposed to be included in such sale upon such terms, then the Transferring Stockholder may elect either to cancel such proposed Transfer or to allocate the maximum number of Shares that each prospective Transferee is willing to purchase among the Transferring Stockholder and the Other Stockholders giving timely Tag-Along Notices in proportion to such Stockholders' (including the Transferring Stockholder's) Co-Sale Percentages. As used herein, "CO-SALE PERCENTAGE" means, as to each Other Shareholder which has delivered a timely Tag-Along Notice, the fraction, expressed as a percentage, the numerator of which is the number of Common Stock Equivalents which such Other Shareholder requested to be sold in its or his Tag-Along Notice and the denominator of which is the sum of (i) the number of Common Stock Equivalents requested to be included in such sale by all Other Stockholders delivering timely Tag-Along Notices and
         (ii) the number of Common Stock Equivalents specified in the Co-Sale Notice.

               (v) In the event any Shares subject to SECTION 3(b) are not Transferred (whether pursuant to this SECTION 3(c) or otherwise) by the Transferring Stockholder during the 180-day period following the expiration of the Offer contained in the related Notice of Offer, the restrictions set forth in SECTIONS 3(b) and (c) shall again become applicable to any Transfer of such Shares by the Transferring Stockholder.

         D.    RIGHT TO PURCHASE SECURITIES.

         (a) Except in the case of Excluded Securities, the Corporation shall not, and shall cause its Subsidiaries not to, issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any equity Security of any Operating Company, (ii) any debt security of any Operating Company which by its terms is convertible into or exchangeable for any equity Security of such Operating Company, or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity Security or any debt Security referred to in CLAUSE (I) or (II) above, respectively, unless in each case the Corporation shall have first offered, or caused such Subsidiary to offer (the "FIRST OFFER"), to sell such Securities (the "OFFERED SECURITIES") to the Insight Stockholders and the Insight II Stockholders by delivery to the Insight Stockholders and Insight II Stockholders of notice of such offer (the "FIRST OFFER NOTICE") stating that such Operating Company proposes to sell such Offered Securities, the number or amount of the Offered Securities proposed to be sold, the proposed purchase price therefor and any other terms and conditions of such offer. The First Offer shall by its terms remain open and irrevocable for a period of 30 days from the date it is delivered by such Operating Company to either the Insight Stockholders or the Insight II Stockholders, whichever occurs later (the "FIRST OFFER PERIOD"). The Operating Company making the First Offer may condition the closing of the issuance and sale of Offered Securities pursuant thereto on the receipt by such Operating Company of certain gross proceeds or on the satisfaction of certain other conditions, determined by such Operating Company in its sole discretion, including, but not limited to, the sale of all of the Offered Securities (whether to the Insight Stockholders alone, the Insight II Stockholders alone or either Group together with third parties), and in either case may abandon any such proposed sale if such sale will not result in such gross proceeds or if any of such conditions is not satisfied.

         (b) The Insight Stockholders and the Insight II Stockholders shall have the option, exercisable at any time during the First Offer Period by delivering notice to the Operating Company making the First Offer (a "FIRST OFFER ACCEPTANCE NOTICE"), to subscribe for such number or amount of the Offered Securities proposed to be issued (the "ACCEPTED SECURITIES") the product of (x) the total number or amount of such Offered Securities proposed to be issued, and
(y) a fraction, the numerator of which is the total number of Common Stock Equivalents held by the Group of Stockholders to which the Insight Stockholders or the Insight II Stockholders, as the case may be, belong, and the denominator of which is the total number of Common Stock Equivalents held by all Persons. Each of the Insight Stockholders and the Insight II Stockholders may, in their First Offer Acceptance Notice, (i) allocate their subscription for the Accepted Securities among themselves and any members of their respective Groups (the "PERMITTED DESIGNEES") by their mutual agreement, and (ii) condition their subscription for the Accepted Securities upon the satisfaction of certain conditions to be specified by them therein, including, but not limited to, the sale by the Operating Company making the First Offer of all of the Offered Securities which are not the subject of their subscription (the "REFUSED SECURITIES").

         (c) If a First Offer Acceptance Notice is not given by the Insight Stockholders or the Insight II Stockholders for all of the Offered Securities, the Operating Company making such First Offer shall have 180 days from the expiration of the First Offer Period to sell all or any part of the Refused Securities to any other Person(s), but only upon terms and conditions in all respects, including, but not limited to, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person(s) or less favorable to such Operating Company than those set forth in the First Offer. Upon the closing, which shall include full payment of the purchase price to such Operating Company, of the sale to such other Person(s) of all of the Refused Securities, the Insight Stockholders, the Insight II Stockholders and the Permitted Designees shall severally purchase from such Operating Company, and such Operating Company shall sell to the Insight Stockholders, the Insight II Stockholders and the Permitted Designees, the Accepted Securities as allocated among the Insight Stockholders, the Insight II Stockholders and the Permitted Designees in the First Offer Acceptance Notice, upon the terms specified in the First Offer. Any Offered Securities not purchased by the Insight Stockholders, the Insight II Stockholders and the Permitted Designees and not otherwise sold by such Operating Company within the foregoing 180-day period in accordance with this SECTION 4(c) may not be sold or otherwise disposed of until they are again offered to the Insight Stockholders and the Insight II Stockholders under the procedures specified in this SECTION 4.

         (d)   The rights granted to the Insight Stockholders under this
SECTION 4 shall terminate and be of no further force or effect if the Group of Stockholders to which the Insight Stockholders belong at any time collectively owns, beneficially and of record, less than 25% of the then-outstanding Common Stock Equivalents purchased by the Insight Stockholders pursuant to the Securities Purchase Agreement. The rights granted to the Insight II Stockholders under this SECTION 4 shall terminate and be of no further force or effect if the Group of Stockholders to which the Insight II Stockholders belong at any time collectively owns, beneficially and of record, less than 50% of the then-outstanding Common Stock Equivalents purchased by the Insight II Stockholders pursuant to the Securities Purchase Agreement II.

         5.    AMENDMENT AND WAIVER.

         (a) Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of the Board, the Requisite Series B Stockholders, the Requisite Series C Stockholders, the Requisite Common Stockholders and the Requisite Stockholders; PROVIDED, HOWEVER, that any such amendment or waiver that would adversely affect the rights of any Stockholder (including CYRK and GPLP) under this Agreement without similarly affecting the rights of all Stockholders under this Agreement shall not be effective as to such Stockholder without its prior written consent, and
SCHEDULE I to this Agreement shall be deemed to be automatically amended from time to time to reflect Transfers of Stock made in accordance with SECTION 3 above without requiring the consent of any party hereto, and the Corporation shall distribute to the Stockholders a revised SCHEDULE I to reflect any such changes.

         (b) No course of dealing between the Corporation, its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement.

         (c) For purposes of this Agreement, Shares held by the Corporation or any Subsidiaries shall not be deemed to be outstanding.

         (d) The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         (e) In the event that the consent, waiver or approval of Insight is required under provision of this Agreement with respect to any action, event or condition, such consent, waiver or approval shall be deemed to have been given if such action, event or condition is approved by either of the Directors nominated by Insight and Insight II pursuant to SECTION 2(b)(iii) above.

         (f) In the event that the consent, waiver or approval of Insight II Stockholders is required under provision of this Agreement with respect to any action, event or condition, such consent, waiver or approval shall be deemed to have been given if such action, event or condition is approved by the Directors appointed by Insight and Insight II.

         (g) In the event that the consent, waiver or approval of GPLP or CYRK is required under provision of this Agreement with respect to any action, event or condition, such consent, waiver or approval shall be deemed to have been given if such action, event or condition is approved by the Director nominated by CYRK pursuant to SECTION 2(b)(iv).

         6.    SECURITIES LAW COMPLIANCE; LEGENDS.

         (a) RESTRICTION ON TRANSFER. In addition to any other restrictions on the Transfer of any Securities contained in this Agreement, the Stockholders shall not Transfer any Restricted Securities except in compliance with the conditions specified in this SECTION 6.

         (b) RESTRICTIVE LEGENDS. Each certificate for the Restricted Securities shall (unless otherwise provided by the provisions of SECTION 6(d) below) be stamped or otherwise imprinted with a legend in substantially the following terms:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS."

         (c) NOTICE OF TRANSFER. The holder of any Restricted Securities, by its acceptance or purchase thereof, agrees, prior to any Transfer of any such Restricted Securities (except pursuant to an effective registration statement), to give written notice to the Corporation of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this SECTION 6. Each such notice shall describe the manner and circumstances of the proposed Transfer and, unless waived by the Corporation, shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such Restricted Securities (which counsel shall be reasonably satisfactory to the Corporation), stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Corporation) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities laws of any state of the United States. Subject to complying with the other applicable provisions hereof, such holder of Restricted Securities shall be entitled to consummate such Transfer in accordance with the terms of the notice delivered by it to the Corporation if the Corporation does not object (on the basis that such transfer violates the provisions of this SECTION 6) to such transfer within five (5) days after the delivery of such notice. Each certificate or other instrument evidencing the Securities issued upon the transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Securities) shall bear the legend set forth in SECTION 6(b) above unless (i) in such opinion of such counsel registration of future transfer is not required by the applicable provisions of the Securities Act or the securities laws of any state of the United States or (ii) the Corporation shall have waived the requirement of such legend.

         (d) REMOVAL OF LEGENDS, ETC. Notwithstanding the foregoing provisions of this SECTION 6, the restrictions imposed by SECTIONS 6(a) through (c) above upon the transferability of any Restricted Securities shall cease and terminate when (i) any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or are sold or otherwise disposed of in a transaction contemplated by SECTION 6(c) above which does not require that the Securities transferred bear the legend set forth in SECTION 6(b) above, or (ii) the holder of such Restricted Securities has met the requirement of transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by SECTIONS 6(a) through (c) above shall terminate, as herein provided, the holder of any Restricted Securities shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in SECTION 6(B) above and not containing any other reference to the restrictions imposed by SECTIONS 6(a) through (c) above.

         (e) ADDITIONAL LEGEND. Each certificate evidencing Shares and each certificate issued in exchange for or upon the Transfer of any Shares (if such Shares remain Shares after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 4, 1997 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH STOCKHOLDERS AGREEMENT INCLUDE, AMONG OTHER THINGS, VOTING AGREEMENTS AND RESTRICTIONS ON TRANSFERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Corporation shall imprint such legends on certificates evidencing Shares outstanding prior to the date hereof. The legend set forth above shall be removed from any certificate evidencing Shares (i) when such Shares cease to be Shares in accordance with the terms of this Agreement or (ii) upon the occurrence of any of the events set forth in SECTION 7(a) below.

         7.    TERMINATION.

         (a) All of the provisions of this Agreement (other than SECTION 9) shall terminate and be of no further force or effect and shall not be binding upon any party hereto, upon the first to occur of (i) the dissolution, liquidation or winding-up of the Corporation, (ii) the closing of a Sale of the Corporation, (iii) the closing of an Initial Public Offering, and (iv) the approval of such termination by the Corporation, the Requisite Series B Stockholders, the Requisite Series C Stockholders, the Requisite Common Stockholders and the Requisite Stockholders; PROVIDED, HOWEVER, the provisions of SECTIONS 2(a) through (d) shall survive any Sale of the Corporation within the meaning of CLAUSE (II) of the definition thereof until any other event (other than such a Sale of the Corporation) occurs under any of CLAUSES (i) through (iv) of this SECTION 7(a).

         (b) As to any particular Stockholder, this Agreement shall no longer be binding or of further force or effect as to such Stockholder, except as otherwise expressly provided herein, as of the date such Stockholder has Transferred all such Stockholder's interest in the Securities of the Corporation and the transferee(s) of such Securities have, if required by SECTION 3(a) above, executed a Joinder Agreement; PROVIDED, HOWEVER, that no such termination shall be effective if such Stockholder is in breach of this Agreement.

         8.    SEVERABILITY.

         It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         9.    TERMINATION OF EXISTING STOCKHOLDERS' AGREEMENT.

                            [Intentionally omitted]

         10.   ENTIRE AGREEMENT.

               This Agreement, together with the Related Agreements, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way; PROVIDED, HOWEVER, the Stockholders acknowledge and agree that all of the provisions (other than the repurchase provisions) of any restricted stock purchase agreements or similar agreements between the Corporation and any of the Stockholders who are current or former employees, officers or directors of the Corporation shall not be superseded or preempted by this Agreement or any of the Related Agreements.

         11.   CERTAIN STOCKHOLDERS.

               Each Stockholder that is an entity that was formed for the purpose of acquiring Stock or that has no substantial assets other than Stock or interests in such Stock agrees that (a) shares of its common stock or other instruments reflecting equity interests in such (and the shares of common stock or other equity interests in any similar entities controlling such Person) will note the restrictions contained in this Agreement on the transfer of Stock as if such common stock or other equity interests were Stock and (b) no shares of such common stock or other equity interests may be transferred to any Person other than in accordance with the terms and provisions of this Agreement as if such common stock or other equity interests were Stock.

         12.   SUCCESSORS AND ASSIGNS.

               Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Corporation and its successors and assigns and the Stockholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they each hold shares of Series A Preferred Stock or at least 1% of all outstanding Common Stock Equivalents at the time in question. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Corporation or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

         13.   CONSENT AND AGREEMENT OF SPOUSES.

               If requested by the Corporation, each Stockholder shall cause his or her spouse, as applicable, to execute and deliver to the Corporation a separate consent and agreement in substantially the form attached hereto as EXHIBIT E or otherwise reasonably acceptable to the Corporation (a "SPOUSAL CONSENT"). The signature of a spouse on a Spousal Consent shall not be construed as making such spouse a stockholder of the Corporation or a party to this Agreement except as may otherwise be set forth in such consent. Each Stockholder shall certify his or her marital status to the Corporation at the Corporation's request.

         14.   REMEDIES.

         (a) Except as otherwise expressly provided in this Agreement, each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement, the Related Agreements and the By-Laws and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or at equity. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

         (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

         (c) It is acknowledged that it shall be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and shall not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

         15.   NOTICES.

               All agreements, notices or other communications which are required or otherwise delivered hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered or sent by telecopier, (b) sent by nationally recognized overnight courier or (c) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               If to the Corporation, to:

                 Exchange Applications, Inc.
                 695 Atlantic Avenue
                 Boston, Massachusetts 02111
                 Telephone: (617) 737-2244
                 Telecopy:  (617) 790-2821
                 Attention: Andrew J. Frawley

               with a copy to:

                 Bingham Dana LLP
                 150 Federal Street
                 Boston, Massachusetts 02110
                 Telephone: (617) 951-8866
                 Telecopy:  (617) 951-8736
                 Attention: Neil W. Townsend, Esq.

               If to a Stockholder, to him or it at his or its address set forth on SCHEDULE I hereto;

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered or sent by telecopier, (ii) on the first Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery and (iii) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

         16.   GOVERNING LAW.

               All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision or rule (whether in the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. In furtherance of the foregoing, the internal law of the Commonwealth of Massachusetts will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Notwithstanding the foregoing provisions of this SECTION 16, those provisions of this Agreement that relate to the internal governance of the Corporation provisions shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware.

         17.   FURTHER ASSURANCES.

               Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

         18.   JURISDICTION; VENUE; PROCESS.

               The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the Commonwealth of Massachusetts or the State of New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for itself or himself and in respect of its or his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such courts, and hereby waive any objection that any of such courts is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule any of such court.

         19.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.

               The Corporation hereby represents and warrants to the Stockholders that as of the date of this Agreement:

         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action;

         (b) this Agreement has been duly and validly executed and delivered by the Corporation and constitutes a legal and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect and public policy and subject to general principles of equity; and

         (c) the execution, delivery and performance by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby shall not, with or without the giving of notice or lapse of time, or both (i) violate any Applicable Law, or (ii) conflict with, or result in a breach or default under, any term or condition of the Certificate of Incorporation or the By-Laws or any agreement or instrument to which the Corporation is a party or by which it is bound.

         20.   REPRESENTATION AND WARRANTIES OF THE STOCKHOLDERS.

               Each Stockholder (as to himself or itself only) represents and warrants to the Corporation and the other Stockholders that, as of the time such Stockholder becomes a party to this Agreement:

         (a) if such Stockholder is not a natural Person, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

         (b) this Agreement (or the separate joinder agreement executed by such Stockholder) has been duly and validly executed and delivered by such Stockholder and this Agreement constitutes a legal and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms; and

         (c) the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby shall not, with or without the giving of notice or lapse of time, or both (i) violate any Applicable Law, or (ii) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Stockholder is a party or by which such Stockholder is bound.

         21.   CONFLICTING AGREEMENTS.

               No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Shares on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition or disposition of Shares in a manner which is inconsistent with this Agreement.

         22.   MUTUAL WAIVER OF JURY TRIAL.

               BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         23.   COUNTERPARTS.

               This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                    * * * * *

         IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders Agreement as of the date first written above.


                                              EXCHANGE APPLICATIONS, INC.

                                              By: /s/ Andrew J. Frawley
                                                  -----------------------
                                                  Andrew J. Frawley
                                                  President

                                        STOCKHOLDERS:

                                        INSIGHT VENTURE PARTNERS I, L.P.



                                        BY: INSIGHT VENTURE ASSOCIATES, LLC,
                                            its general partner


                                        By: /s/ Jeffrey Horing
                                            ------------------------------------
                                            Name: Jeffrey Horing
                                            Title:



                                        INSIGHT CAPITAL PARTNERS II, L.P.

                                        BY: INSIGHT VENTURE ASSOCIATES II, LLC,
                                            its general partner


                                        By: /s/ Jeffrey Horing
                                            ------------------------------------
                                            Name: Jeffrey Horing
                                            Title:



                                        WEXFORD INSIGHT LLC

                                        BY: WEXFORD MANAGEMENT LLC,
                                            its investment manager


                                        By: /s/ Robert Holtz
                                            ------------------------------------
                                            Name: Robert Holtz
                                            Title: Principal



                                        CYRK, INC.


                                        By: /s/ Patrick Brady
                                            ------------------------------------
                                            Name: Patrick Brady
                                            Title: President

                                   GRANT & PARTNERS LIMITED PARTNERSHIP

                                   BY: GRANT & PARTNERS, INC.,
                                       its general partner


                                   By: /s/ Alan W. H. Grant
                                       ----------------------------------------
                                       Name: Alan W. H. Grant
                                       Title: President, Grant & Partners, Inc.

                                       STOCKHOLDERS:


                                       /s/ Andrew J. Frawley
                                       ----------------------------------------
                                       Andrew J. Frawley


                                       /s/ Michael J. Feldman
                                       ----------------------------------------
                                       Michael J. Feldman


                                       /s/ Michael McGonagle
                                       ----------------------------------------
                                       Michael McGonagle